UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2021

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 534-5849

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02	Termination of a Material Definitive Agreement.

The disclosure under Item 5.02 of this current report on Form 8-K is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adam White is departing as President of Bakkt Holdings, Inc. (the “Company”), effective as of December 31, 2021 (the “Separation Date”). Mr. White intends to pursue interests unrelated to the Company. However, following his separation, Mr. White will be available to the Company for strategic advice as needed.

The Company’s Chief Executive Officer, Gavin Michael, will assume the additional title of President following Mr. White’s separation.

In connection with Mr. White’s departure, Bakkt, LLC, a subsidiary of the Company (“Bakkt LLC”), (1) terminated its Letter Agreement with Mr. White, and (2) entered into a separation agreement and general release with Mr. White (the “Separation Agreement”), pursuant to which 2,744,373 paired interests, comprised of 2,744,373 common units of Bakkt Opco Holdings, LLC and 2,744,373 shares of Class V common stock of the Company (“Paired Interests”), were deemed vested as of October 15, 2021. Under the Separation Agreement, the remainder of Paired Interests issued to Mr. White will be forfeited as of the Separation Date. The Separation Agreement also provides for, among other standard provisions, (i) a general release of claims against the Company, its affiliates, assets and representatives, and (ii) an obligation to cooperate with the Company in transitioning Mr. White’s duties and responsibilities. The foregoing description is qualified in its entirety by reference to the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Separation Agreement and General Release, dated as of December 20, 2021, between Adam White and Bakkt, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 22, 2021

BAKKT HOLDINGS, INC.

By:	/s/ Marc D’Annunzio
Name:	Marc D’Annunzio General Counsel and Secretary
Title: